UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Indian Creek Dr. Suite 1E Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Domain Name Transfer Agreement

On November 1, 2023, LQR House Acquisition Corp. (the “Buyer”), a subsidiary of LQR House Inc. (the “Company” or “LQR”), and SSquared Spirits LLC (the “Seller”) entered into a Domain Name Transfer Agreement (“Agreement”). Pursuant to the Agreement, the Seller irrevocably sold, assigned, transferred, and conveyed to the Buyer (a) all right, title, and interest in and to the domain name www.cwspirits.com (the “Domain Name”), including its current registration with GoDaddy.com, and (b) any other rights (including, but not limited to, trademark rights associated with the Domain Name in any jurisdiction, all Internet traffic through the Domain Name and all Website Content (as defined in the Agreement) the Seller may have in the Domain Name, together with any goodwill associated therewith in exchange for the payment by the Buyer of the purchase price of $10,000.

The Company’s Chief Executive Officer, Sean Dollinger, owns 50% of the equity of the Seller. A Special Committee of the Company’s Board of Directors consisting of all independent directors approved the terms of the Agreement on November 1, 2023.

KBROS Management Agreement

In connection with the Company’s purchase of the Domain Name, on November 1, 2023, the Company entered into a management and operation agreement (the “Management Agreement”) with KBROS LLC (“KBROS”). Pursuant to Management Agreement, KBROS shall provide the Company with management services relating to the sale of spirits and other beverage products through the website associated with the domain name www.cwspirits.com, which is owned by the Company, including, but not limited to (1) performance of all functions necessary for the operation of the website other than the promotion and marketing of the products sold through the website which shall be the sole and exclusive responsibility of the Company; (2) procurement and maintenance of all certificates, licenses, authorizations and registrations required to import, possess, promote, sell, distribute and receive payment for the products and compliance with all laws, rules and regulations applicable thereto and to the operation of the website; (3) fulfillment of orders placed through the website; (4) maintenance at its expense of an inventory of products sufficient to fulfill all orders placed through the website; maintain financial statements; and (5) other services set forth in the Management Agreement. The Company retains the responsibility to provide marketing services; and respond and handle all complaints, charge backs, refunds and disputes for customers of the website.

Pursuant to the Management Agreement, the Company will pay KBROS a monthly fee of $40,000. KBROS is entitled to additional monthly payments in an amount equal to $100,000 for each $1,000,000 of gross revenue generated through sales made on or through the website associated with the domain name www.cwspirits.com (or any successor website) (“Website Revenue”) for such calendar month. Website Revenue will be subject to adjustment based on the actual amounts reported in the Company’s quarterly and annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”). However, in no event shall the total amount of such additional payments paid to the KBROS in any one fiscal year may exceed $5,000,000.00.

The Management Agreement has a 10-year term, but can be terminated by the Company at any time with 30 days written notice and any either party in case of material breach by another party, their bankruptcy, or other events.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Agreement and KBROS Management Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectfully, and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2023, on the approval and recommendation of the Special Committee and Compensation Committee of the Board, the Company entered into an amendment (the “Amendment”) to the employment agreement (the “Employment Agreement”) between the Company and Sean Dollinger, its Chief Executive Officer, dated March 29, 2023.

The Amendment amends Sections 3(a) and (f) of the Employment Agreement in order to 1) increase Mr. Dollinger’s annual base salary from $250,000 to $540,000 and eliminate automatic 5% annual increase of his salary; 2) change Mr. Dollinger’s bonus structure and to provide him with the right to receive the following types of bonuses:

(i)	an annual incentive bonus as determined by the Board of Directors within thirty (30) days of the filing of the Company's annual reports with the SEC; and

(ii)	a monthly performance bonuses (the "Bonuses"), payable on or before the fifteenth (15th) day of the calendar month immediately following the calendar month with respect to which the amount of the performance bonus is determined, commencing with the calendar month ending on November 30, 2023, in an amount equal to $100,000.00 for each $1,000,000.00 of gross revenue generated Website Revenue for such calendar month. As stated in Item 1.01 above, Website Revenue will be subject to adjustment based on the actual amounts reported in the Company’s quarterly and annual reports filed with the SEC.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Amendment, copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 1, 2023, the Company issued a press release announcing the acquisition of www.cwspirits.com, one of the established websites in wine and spirits e-commerce in the USA, granting access to a dedicated customer base of over 125,000. A copy of the release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Domain Name Transfer Agreement between LQR House Acquisition Corp. and SSquared Spirits LLC dated November 1, 2023
10.2	Amendment to the Employment Agreement by and between the Company and Sean Dollinger dated November 1, 2023
10.3	Management Agreement between the Company and KBROS, LLC dated November 1, 2023
99.1	Press release of the Company dated November 1, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: November 6, 2023	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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